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         PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST
                           FOR CONFIDENTIAL TREATMENT

                                                                    EXHIBIT 10.9

VIA FACSIMILE

Mr. Stephen Simon
Simon Investors, LLC
National City Center
115 West Washington Street
Indianapolis, Indiana 46204

Dear Steve,

We welcome Simon Investors, LLC ("Simon Investors") as an investor in LBE Technologies, Inc. (the "Company") and as part of our strategic team.

We understand that Simon Investors will use *** to assist the Company in obtaining real estate locations for a minimum of *** NASCAR Silicon Motor Speedways. Such *** consist of putting the Company into contact with the appropriate parties at Simon DeBartolo Group, Inc. ("SDG") during the next *** year period. We understand that Simon Investors will disclose its relationship with the Company to SDG and that entering into this letter agreement does not bind SDG to its terms. We acknowledge and agree that Simon Investors cannot make any binding commitments or guarantees or assurances that the Company will be able to obtain leases in properties owned by SDG or its affiliates. The decision on whether to enter into such leases will be based on the merits of the proposed transaction and each lease shall in all events be an arms length transaction between the Company and SDG or its affiliates.

In consideration for the services to be rendered pursuant to the above paragraph, the Company hereby agrees to issue to Simon a five-year warrant to purchase 50,000 shares of Series C Preferred Stock at an exercise price of $3.00 per share. The form of such warrant is attached for your reference.


*** CONFIDENTIAL TREATMENT REQUESTED.
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Please acknowledge your understanding of these terms by signing and dating a copy of this letter and returning it to me via facsimile (408.777.8086).

Sincerely,

LBE TECHNOLOGIES, INC.

By: /s/ DAVID S. MORSE
   ------------------------------------------
   David S. Morse, Chairman of the Board

Attachment


AGREED TO AND ACCEPTED:

SIMON INVESTORS, LLC
BY:  MELVIN SIMON & ASSOCIATES, INC.

By: /s/
   ------------------------------------------
   Stephen Simon, President

Date: May 17, 1998
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